UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest reported): April 1, 2005

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EarthBlock Technologies, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	000-31935	65-0729440
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2637 Erie Avenue, Suite 207, Cincinnati, OH 45208
(Address of principal executive offices)

(513) 533-1220
(Registrant’stelephone number, including area code)

Terra Block International, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[_]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

EarthBlock Technologies, Inc., formerly Terra Block International, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada, which became effectrive February 11, 2005. As a result of the name change, the Company’s common stock will trade under the new stock symbol “EBLC” beginning on April 1, 2005. A copy of amendment to the Company’s Articles of Incorporation and a copy of the press release are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Section 9. Financial Statements and Exhibits

   Item 9.01 Financial Statements and Exhibits

        (c) Exhibits

Exhibit Number	Description
99.1	Certificate of Amendment to the Articles of Incorporation, dated February 11, 2005
99.2	Press Release, dated April 1, 2005, announcing the change of corporate name and trading symbol.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. EarthBlock Technologies, Inc.

Dated: April 5, 2005

BY: /s/ Gregory A. Pitner —————————————— Gregory A. Pitner Chief Executive Officer